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                                                                   EXHIBIT 23(a)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 6, 1998, included in Physician Reliance Network, Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.





                                                         /s/ ARTHUR ANDERSEN LLP


Dallas, Texas
September 28, 1998